                                                                   EXHIBIT 10.45

                                $22,963,535.49



                                LOAN AGREEMENT


                                    BETWEEN


                         THE BADLANDS GOLF CLUB, INC.

                                  AS BORROWER


                                      AND


                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.


                                   AS LENDER


                          DATED AS OF AUGUST 18, 1998

                               TABLE OF CONTENTS

                                                                           Page
ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS.................................. 2
   SECTION 1.01.  Certain Defined TERMS...................................... 2
   SECTION 1.02.  Computation of Time Periods................................10
   SECTION 1.03.  Accounting Terms...........................................10
   SECTION 1.04.  Other Definitional Provisions..............................10

ARTICLE II. AMOUNTS AND TERMS OF THE LOANS...................................10
   SECTION 2.01 The Loan.....................................................10
      (a) The Initial Loan...................................................10
      (b) The Capital Improvements Advance...................................11
   SECTION 2.02 Repayment....................................................11
      (a) Principal..........................................................11
      (b) Appreciation.......................................................11
   SECTION 2.03. Prepayments.................................................11
      (a) Voluntary Prepayments..............................................11
      (b) Mandatory Prepayment...............................................11
   SECTION 2.04. Interest....................................................11
      (a) Interest...........................................................12
      (b) Additional Interest................................................12
      (c) Overdue Interest...................................................12
   SECTION 2.05. Payments And Computations...................................12
      (a) Payments by Borrower...............................................12
      (b) Computations.......................................................12
      (c) Payments on Business Days..........................................12
      (d) Certain Terms......................................................13
   SECTION 2.06. Taxes.......................................................13
      (a) Withholding Taxes..................................................13
      (b) Other Taxes........................................................13
      (c) Indemnification....................................................13
      (d) Evidence of Payment................................................14
      (e) Survival...........................................................14
   SECTION 2.07. Use of Proceeds.............................................14

ARTICLE III. CONDITIONS OF LENDING...........................................14
   SECTION 3.01. Conditions Precedent to Initial Borrowing...................14
   SECTION 3.02. Conditions Precedent to Capital Improvements Advance........19
   SECTION 3.03. Conditions Precedent to Second Closing......................19

ARTICLE IV. REPRESENTATIONS AND WARRANTIES...................................19
   SECTION 4.01. Representations and Warranties of Borrower..................19

                                                                           Page
      (a) Incorporation, Qualification, Corporate Power and Authority........19
      (b) Authorization; No Conflict or Violation; Compliance with Laws......20
      (c) Approvals and Consents.............................................20
      (d) Enforceability.....................................................21
      (e) Merger Agreement...................................................21
      (f) Use of Proceeds....................................................21
      (g) Solvency...........................................................21
      (h) Real Property......................................................21
      (i) Single Purpose Entity..............................................21
      (j) Environmental Matters..............................................21

ARTICLE V. COVENANTS OF BORROWER.............................................23
   SECTION 5.01. Affirmative Covenants.......................................23
      (a) Compliance with Laws, Etc..........................................23
      (b) Payment of Taxes, Etc..............................................23
      (c) Preservation of Corporate Existence, Etc...........................23
      (d) Visitation Rights..................................................23
      (e) Keeping of Books...................................................23
      (f) Second Closing.....................................................23
      (g) Performance of Material Contracts..................................24
      (h) Transactions with Affiliates.......................................24
      (i) Debt Coverage......................................................24
      (j) Refinance Third Party Loan.........................................24
   SECTION 5.02. Negative Covenants..........................................24
      (a) Liens, Etc.........................................................24
      (b) Debt...............................................................25
      (c) Lease Obligations..................................................25
      (d) Mergers, Etc.......................................................25
      (e) Transfer of the Course.............................................25
      (f) Subsidiaries, Etc..................................................26
      (g) Conduct of Business................................................26
      (h) Charter Amendments.................................................26
      (i) Amendment, Etc. of Material Contracts..............................26
      (j) Negative Pledge....................................................26
   SECTION 5.03. Reporting Requirements......................................26
      (a) Default Notice.....................................................27
      (b) Quarterly Financials...............................................27
      (c) Annual Financials..................................................27
      (d) ERISA Events.......................................................27
      (e) Plan Terminations..................................................27
      (f) Plan Annual Reports................................................27
      (g) Multiemployer Plan Notices.........................................28
      (h) Litigation.........................................................28

                                                                           Page
      (i) Creditor Reports...................................................28
      (j) Agreement Notices..................................................28
      (k) Environmental Conditions...........................................28
      (1) Other Information..................................................28

ARTICLE VI. EVENTS OF DEFAULT................................................30
   SECTION 6.01. Events of Default...........................................30

ARTICLE VII. TRANSFER OF THE COURSE..........................................32
   SECTION 7.01. Transfer Of The Course......................................32

ARTICLE VIII. MISCELLANEOUS..................................................33
   SECTION 8.01. Amendments, Etc.............................................33
   SECTION 8.02. Notices, Etc................................................34
   SECTION 8.03. No Waiver; Remedies.........................................34
   SECTION 8.04. Costs and Expenses..........................................34
   SECTION 8.05. General Indemnity...........................................35
   SECTION 8.06. No Partnership..............................................35
   SECTION 8.07. Binding Effect..............................................36
   SECTION 8.08. Assignments.................................................36
   SECTION 8.09. Governing Law...............................................36
   SECTION 8.10. Venue.......................................................36
   SECTION 8.11. Waiver of Jury Trial........................................36
   SECTION 8.12. Execution In Counterparts...................................36
   SECTION 8.13. Severability................................................37
   SECTION 8.14. Integration.................................................37


                             SCHEDULES AND EXHIBITS

SCHEDULES
---------

Schedule 3.0 1(h)    Surviving Debt

EXHIBITS
--------

Exhibit A            Form of Secured Participating Note
Exhibit B            Form of Deed of Trust

                                LOAN AGREEMENT

    THIS LOAN AGREEMENT, dated as of August 18, 1998 (the "Agreement"), is made and entered into by and between THE BADLANDS GOLF CLUB, INC., a Nevada corporation ("Borrower"), and NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a
              --------
Delaware limited partnership ("Lender").
                               ------

                                   RECITALS

     A. Borrower is a wholly owned subsidiary of Senior Tour Players Development Inc., a Nevada corporation ("Senior Tour"). Borrower owns a twenty-
                                         -----------
seven (27) hole golf course known as Badlands Golf Club, located in Las Vegas, Nevada (the "Course").
             ------

     B. Borrower is the tenant under two ground leases for the land on which the Course is located. The first such lease was made and entered into on April 28, 1993, by and between the William Peccole 1982 Trust, a Nevada trust, and William Peter and Wanda Ruth Peccole Family Ltd. Partnership, a Nevada limited partnership and Senior Tour Players, Inc., a Massachusetts corporation, as amended and assigned (the "18-Hole Lease"). The second such lease was entered
                           -------------
into on June 4, 1996, by and between William Peter and Wanda Lamb Peccole Family Limited Partnership, a Nevada limited partnership, the Peccole 1982 Trust, William Peter Peccole and Wanda Lamb Peccole 1971 Trust, William and Wanda Peccole 1991 Trust, Lisa Peccole Miller 1976 Trust, Laurie Peccole Bayne 1976 Trust, Leanne Peccole Goorjian 1976 Trust, each a Nevada trust, and STPD (defined below), as assigned (the "9-Hole Lease," and together with the 18-Hole
                                   ------------
Lease the "Ground Leases").
           -------------

     C.  Pursuant to that certain Agreement and Plan of Merger (the "Merger
                                                                     ------
Agreement") entered into as of May 6, 1998 among Golf Club Partners L.L.C., an
---------
Oklahoma limited liability company ("GCP"), STPD Acquisition Company, an
                                     ---
Oklahoma corporation ("STPD"), and Senior Tour, Senior Tour will merge with and
                       ----
into STPD, and STPD shall be the surviving entity, whereupon GCP will own 100% of the issued and outstanding capital stock of Senior Tour (the "Merger").
                                                                 ------
Following the Merger, Borrower will be a wholly-owned subsidiary of STPD.

     D. Consideration for the Merger will consist of (i) $22,648,535.49 to be funded by Lender pursuant to this Agreement in the form of a participating loan (the "Initial Loan" and together with the Capital Improvements Advance (defined
      ------------
below) the "Loan") and (ii) $3,351,464.51 to be provided by GCP in the form of equity.

     E. As a condition to the Loan, Borrower will execute a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing for the benefit of the Loan to secure Borrower's obligations thereunder (the "Deed of Trust").
                                                           -------------

     F. Following the Merger, Borrower intends to make certain capital improvements to the Course (the "Initial Capital Improvements"). Up to the
                                 ----------------------------
lesser of (i) 50% of the cost of the Initial Capital Improvements or (ii) $315,000 will be funded by a loan from Lender (the "Capital
                                                    -------

Improvements Advance"), which loan shall be secured by the Deed of Trust. As
--------------------
provided below, Borrower will provide funds for the remaining 50% of the funds needed to complete the Initial Capital Improvements as a condition to the Capital Improvements Advance, in addition to the funds GCP will contribute towards the merger consideration.

     G. Upon closing of the Loan, Borrower will use $9,648,535.49 of the proceeds of the Loan to repay all of its outstanding indebtedness owed to NationsCredit Commercial Corporation ("NationsCredit").
                                      --------------

     H. Upon the closing of the Loan, Borrower will lease the Course to American Golf Corporation, a California corporation, pursuant to a long term lease relating to the operation of the Course as a golf course and club, the substance and terms of which must be acceptable to Lender (the "Operating
                                                                ---------
Lease").
-----

     I. As soon as possible after closing of the Loan, but in no event later than November 15, 1998, Borrower will obtain a loan in the principal amount of $10.4 million (the "Third Party Loan") from Debis Financial Services, a
                    ----------------
subsidiary of Mercedes-Benz Credit Corporation ("Debis"), or another third party lender ("Third Party Lender"). In connection with the closing of the Third Party
         ------------------
Loan, Borrower (i) will make a payment to Lender in the principal amount of $9,648,535.49 as a partial prepayment of the Loan; (ii) will enter into a deed of trust, assignment of rents, security agreement and fixture filing ("Senior
                                                                       ------
Deed of Trust") in favor of a collateral agent (the "Collateral Agent") for the
-------------                                        ----------------
benefit of Lender, up to $10.4 million, and Debis, on a 50%-50% pari passu basis as between Lender and Debis, until Debis has been paid in full, whereafter Lender can look to the entire value of the collateral; (iii) will enter into a separate deed of trust, assignment of rents, security agreement and fixture filing in favor of NGP as beneficiary to secure the remaining $2.6 million of the Loan, the lien of which will be subordinate to the Senior Deed of Trust (the "Junior Deed of Trust"); and (iv) may make a payment to GCP in the form of an
 --------------------
intercompany loan or dividend in an amount of up to $751,464.51.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                  ARTICLE I.
                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01. Certain Defined Terms. As used in this Agreement, the
                        ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Additional Interest" has the meaning specified in the Note.
      -------------------

     "Affiliate" means, as to any Person, any other Person, directly or
      ---------
indirectly, controlling, controlled by or under common control with, that Person.

     "Agreements Regarding Ground Leases" has the meaning specified in Section
      ----------------------------------
3.01 (n)(viii).

     "Agreement Regarding Operating Lease" has the meaning specified in Section
      -----------------------------------
3.01(n)(ix).

     "Annual Base Interest Rate" has the meaning specified in the Note.
      -------------------------

     "Appreciation Participation" has the meaning specified in Section 2.02(b).
      --------------------------

     "Borrower" has the meaning specified in the recital of parties to this
      --------
Agreement.

     "Business Day" means a day of the year on which banks are not required or
      ------------
authorized by law to close in Las Vegas, Nevada or Los Angeles, California.

     "Capital Improvements Advance" has the meaning specified in the Recitals
      ----------------------------
hereto.

     "Capitalized Leases" has the meaning specified in clause (e) of the
      ------------------
definition of Debt.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended or supplemented from time to time, and the regulations promulgated pursuant thereto.

     "Closing Date" means the date on which each of the conditions in Section
      ------------
3.01 is satisfied or waived.

     "Collateral" means all "Collateral" referred to in the Deed of Trust and
      ----------
all other property that is subject to any Lien in favor of Lender.

     "Collateral Agent" means such person as may be obligated to distribute
      ----------------
payments made in satisfaction of the Obligations created by the Loan Documents pursuant to the terms of the Collateral Trust and Intercreditor Agreement.

     "Collateral Trust and Intercreditor Agreement" means a collateral trust and
      --------------------------------------------
intercreditor agreement to be executed by Lender, Third Party Lender, Borrower and Collateral Agent in form and substance satisfactory to Lender in its Reasonable discretion.

     "Course" has the meaning specified in the Recitals hereto.
      ------

     "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under leases that are required, in accordance with GAAP, to be recorded as capital leases ("Capitalized Leases"), (f) all Obligations,
                                  -------------------
contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (h) the notional amount of all Obligations of such Person in respect of hedge agreements, (i) all Debt of others referred to in clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt (it being understood that, for purposes of this clause (j), the principal amount of such Debt attributed to such Person shall be the fair market value of such property).

     "Deed of Trust" has the meaning specified in the Recitals and will be
      -------------
substantially the form attached hereto as Exhibit B.
                                          ---------

     "Default" means any Event of Default or any event that would constitute an
      -------
Event of Default but for the requirement that notice be given or time elapse or both.

     "18-Hole Lease" has the meaning set forth in the Recitals.
      -------------

     "Environmental Action" means any administrative, regulatory or judicial
      --------------------
action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Law" means any federal, state or local law, rule,
      -----------------
regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

     "Environmental Permit" means any permit, approval, identification number,
      --------------------
license or other authorization required under any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" of any Person means any other Person that for purposes of
      ---------------
Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

     "ERISA Event" with respect to any Person means (a) the occurrence of a
      -----------
reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041 (a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA;
(e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

     "Events of Default" has the meaning specified in Section 6.01.
      -----------------

     "GAAP" has the meaning specified in Section 1.03.
      ----

     "GCP" has the meaning set forth in the Recitals.
      ---

     "Ground Leases" has the meaning set forth in the Recitals.
      -------------

     "Hazardous Materials" means (a) petroleum or petroleum products, natural or
      -------------------
synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

     "Indemnified Party" has the meaning specified in Section 8.05.
      -----------------

     "Initial Capital Improvements" has the meaning set forth in the Recitals.
      ----------------------------

     "Initial Loan" has the meaning set forth in the Recitals.
      ------------

     "Insufficiency" means, with respect to any Plan, the amount, if any, of its
      -------------
unfunded benefit liabilities, as defined in Section 4001 (a)(18) of ERISA.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended
      ---------------------
from time to time, and the regulations promulgated and rulings issued thereunder.

     "Lender" has the meaning specified in the preamble to this Agreement.
      ------

     "Lien" means any lien, security interest or other charge or encumbrance of
      ----
any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

     "Loan" has the meaning specified in the Recitals.
      ----

     "Loan Documents" means this Agreement, the Note, the Deed of Trust, the
      --------------
Agreement Regarding Ground Leases, the Agreement Regarding Operating Lease, and any additional documents executed in connection with the Loan concurrently herewith or hereafter; and provided that after the Second Closing, the Loan Documents shall also include the Collateral Trust and Intercreditor Agreement, the Junior Deed of Trust and the Senior Deed of Trust.

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower, (b) the rights and remedies of Lender under any Loan Document or (c) the ability of Borrower to perform its Obligations under any Loan Document to which it is or is to be a party.

     "Material Contract" means the 18-Hole Lease, the 9-Hole Lease and the
      -----------------
Operating Lease.

     "Maturity Date" means the earlier of (i) August 31, 2013 or (ii) the date
      -------------
upon which Borrower's obligations hereunder are accelerated in accordance with
Article II hereof.

     "Merger" has the meaning specified in the Recitals.
      ------

     "Merger Agreement" has the meaning specified in the Recitals.
      ----------------

     "Multiemployer Plan" of any Person means a multiemployer plan, as defined
      ----------------------
in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Multiple Employer Plan" of any Person means a single employer plan, as
      ----------------------
defined in Section 400l(a)(l5) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "9-Hole Lease" has the meaning specified in the Recitals.
      ------------

     "Note" means a Secured Participating Note in substantially the form attached hereto as Exhibit A, evidencing the aggregate indebtedness of Borrower
                   ---------
to Lender resulting from the Loan.

     "Obligation" means, with respect to any Person, any obligation of such
      ----------
Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(h). Without limiting the generality of the foregoing, the Obligations of Borrower under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by Borrower under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

     "Offered Interest" has the meaning specified in Section 7.01(a).
      ----------------

     "Operating Lease" has the meaning specified in the Recitals.
      ---------------

     "Other Party" has the meaning specified in Section 7.01(a).
      -----------

     "Other Taxes" has the meaning specified in Section 2.06(b).
      -----------

     "Overdue Rate" has the meaning specified in Section 2.04(c).
      ------------

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Liens" means such of the following as to which no enforcement,
      ---------------
collection, execution, levy or foreclosure proceeding shall have been commenced:
(a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.02(a) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its intended purposes.

     "Person" means an individual, partnership, limited liability company,
      ------
corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means a Single Employer Plan or a Multiple Employer Plan.
      ----

     "Reasonable" means, with respect to the Third Party Loan, a loan in the
      ----------
principal amount of not more than $10.4 million and for a term of seven years, and Borrower and Lender acknowledge that a loan on the terms set forth in the term sheet delivered by Debis to Borrower and dated July 27, 1998 would be Reasonable, provided, however, that the provisions thereof regarding the "soft"
            --------  -------
second, choice of governing law, and lack of third party collateral agent would not be Reasonable, and, with respect to the Collateral Trust and Intercreditor Agreement, Borrower acknowledges that the draft of Collateral Trust and Intercreditor Agreement delivered to it by Lender and dated August 17, 1998 would be Reasonable.

     "Right of First Refusal" has the meaning specified in Section 7.01(a).
      ------------------------

     "Right of First Refusal Notice" has the meaning specified in Section
      -----------------------------
7.01(a).

     "Second Closing" means the (i) completion of the Third Party Loan in the
      --------------
principal amount of $10.4 million, for a term of 7 years, and on such other terms as are satisfactory to Lender, in its Reasonable discretion, (ii) payment to Lender in the principal amount of $9,648,535.49 in partial prepayment of the Loan, and (iii) execution and delivery of (A) the Senior Deed of Trust, (B) the Junior Deed of Trust, (C) the Collateral Trust Agreement, (D) the Intercreditor Agreement, (E) the consent of lessee under the Operating Lease, and (F) the consent of lessors under the Ground Lease, as soon as possible following the closing of the Loan, but in no event later than November l5, 1998.

     "Selling Party" has the meaning specified in Section 7.01(a).
      -------------

     "Senior Tour" has the meaning specified in the Recitals.
      -----------

     "Single Employer Plan" of any Person means a single employer plan, as
      --------------------
defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its

ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

        "Solvent" and "Solvency" mean, with respect to any Person on a
         -------       --------
particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

        "STPD" has the meaning specified in the Recitals.
         ----

        "Subsidiary" of any Person means any corporation, partnership, limited
         ----------
liability company, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

        "Surviving Debt" has the meaning specified in Section 3.01(h).
         --------------

        "Taxes" has the meaning specified in Section 2.06(a).
         -----

        "Third Party Loan" has the meaning specified in the Recitals.
         ----------------

        "Third Party Loan Documents" means all documents, agreements or other
         --------------------------
  writings executed in connection with the Third Party Loan.

        "Transfer of the Course" means any sale, transfer, conveyance, long-term
         ----------------------
  lease (not including the Operating Lease) or other disposition, directly or indirectly, whether by gift, contract for deed or other mechanism, of the beneficial interest in (i) the Course or any part thereof or interest therein or (ii) the Borrower, provided, however, that (x) with respect to Section 7.01, Transfer of the Course shall not include the transfer of less than 20% of the non-voting stock of the Borrower to a third party (including the affiliates of such party) whether in one transaction, or a series of transactions in the aggregate, and (y) with respect to Section 7.01, Transfer of the Course shall not include a transfer to an Affiliate of Borrower.

     "Transfer of the Loan" means any sale, transfer, conveyance or other
      --------------------
disposition of Lender's interest, to a third party other than an Affiliate of Lender, in whole or in part, in the Loan.

     "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA.
      --------------

     "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of
      --------------------
Title IV of ERISA.

          SECTION 1.02. Computation of Time Periods. In this Agreement in the
                        ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

          SECTION 1.03.  Accounting Terms. All accounting terms not specifically
                         ----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 5.03 ("GAAP").

          SECTION 1.04. Other Definitional Provisions. References to Sections
                        -----------------------------
and subsections shall be to Sections and subsections, respectively, of this Agreement unless otherwise specified. The term "including" means including without limitation.


                                  ARTICLE II.
                        AMOUNTS AND TERMS OF THE LOANS
          SECTION 2.01.   The Loan.
                          --------

          (a)  The Initial Loan. Lender agrees, on the terms and conditions
               ----------------
hereinafter set forth, to make a single loan to Borrower on the Closing Date in an amount equal to the Initial Loan, but not to exceed $22,648,535.49 on such Business Day. Amounts borrowed under this Section 2.01(a) may not be reborrowed. The borrowing hereunder shall be made on the Closing Date or the Business Day immediately preceding the Closing Date.

          (b) The Capital Improvements Advance. Lender agrees, on the terms and
              --------------------------------
conditions hereinafter set forth to make a loan to Borrower on or after the Closing Date, but in no case after December 31, 1999, equal to the Capital Improvements Advance, but not to exceed $315,000. Amounts borrowed under this
Section 2.01(b) may not be reborrowed.

          SECTION 2.02.   Repayment.
                          ---------

          (a) Principal. Borrower shall repay to Lender (in accordance with the
              ---------
provisions of Section 2.05) the aggregate principal amount of the Loan owing to Lender on the Maturity Date.

          (b) Appreciation. Subject to the right of Lender to waive the
              ------------
requirements set forth in this Section 2.02(b), upon the occurrence of any of
(a) a Transfer of the Course, including a transfer to Lender, or (b) the Maturity of the Loan, Borrower shall pay to Lender, in addition to, and not in lieu of, the payments of the interest and principal payable by Borrower hereunder and all other sums payable by Borrower to Lender in connection with the Loan, the Appreciation Participation (as defined in the Note).

          SECTION 2.03.   Prepayments.
                          -----------
          (a) Voluntary Prepayments. Borrower may not, except with the consent
              ---------------------
of Lender, prepay, in whole or in part, the outstanding principal of the Loan; provided, however, that in connection with the Second Closing, Borrower may repay Lender $9,648,535.49 in principal amount with the proceeds of the Third Party Loan if and only if the Second Closing takes place on or before November 15, 1998. Prepayments shall be subject to a Prepayment Premium (as defined in the Note) in accordance with Section 2.4 of the Note.

          (b) Mandatory Prepayment. If Lender fails to exercise its Right of
              --------------------
First Refusal set forth in Section 7.01, and Borrower proceeds with a Transfer of the Course, Borrower shall immediately repay in full the principal amount of the Loan and all interest and other expenses accrued thereon; provided, however, that Lender may elect not to require such repayment, in which case the Loan shall continue to be outstanding on the same terms as otherwise apply.

          SECTION 2.04. Interest. Borrower shall pay interest on the full
                        --------
principal amount of the Loan from the date hereof until such principal is paid in full at the applicable rate set forth below.

          (a) Interest. Borrower shall pay interest on the principal amount of
              --------
the Loan, from the date hereof until such principal amount is paid in full, payable monthly in arrears and on the last Business Day of each month, commencing August 31, 1998, in each case at an interest rate per annum equal to the sum of the applicable percent of the Loan specified in Annual Base Interest Rate.

          (b) Additional Interest. Borrower shall pay Lender interest from the
              -------------------
date hereof until the principal amount of the Loan is paid in full in an amount equal to the Additional Interest in addition to, and not in lieu of, the interest payable pursuant to Section 2.04(a).

          (c) Overdue Interest. Upon the occurrence and during the continuance
              ----------------
of an Event of Default, Borrower shall, at the dates set forth herein for the payment of interest and upon demand, pay interest on the Loan and any other amounts owing hereunder not paid when due at a rate per annum (the "Overdue Rate") equal at all times to the rate otherwise applicable plus 2.00% per annum.
                     ----
          SECTION 2.05.   Payments And Computations.
                          -------------------------

          (a) Payments by Borrower. All payments of principal and interest
              --------------------
hereunder shall be made without defense, setoff and counter-claim and in same day funds and delivered to Bank of America NT&SA, located at 2029 Century Park East, Third Floor, Los Angeles, California 90067 (telephone number (310) 785-
6084) not later than 1:00 p.m., Pacific time, on the due date for the account of Lender, such account number to be provided to Borrower by Lender in writing; funds received by Lender's bank after that time shall be deemed to have been paid by Borrower on the next succeeding Business Day.

          (b) Computations. All computations of interest shall be made by Lender
              ------------
on the basis of a year of 360 days in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

          (c) Payments on Business Days. Whenever any payment hereunder or under
              -------------------------
any other Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and commitment and other fees.

          (d) Certain Terms. The terms "pay," "paid" or "payment" under this
              -------------
Agreement shall include prepay, prepaid or prepayment, respectively, under this Agreement, and the term "due" under this Agreement shall include due by reason of a mandatory prepayment (including upon an actual or deemed entry of an order for relief with respect to Borrower or any Guarantor under the Federal Bankruptcy Code or upon acceleration).

          SECTION 2.06.   Taxes.
                          -----

          (a) Withholding Taxes. Any and all payments by Borrower hereunder and
              -----------------
under the Note shall be made, in accordance with Section 2.05, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, net income taxes that are imposed on Lender by the United States
---------
and franchise taxes and net income taxes that are imposed on Lender by the state or foreign jurisdiction under the laws of which Lender is organized or any political subdivision thereof and franchise taxes and net income taxes that are imposed on Lender by the state or foreign jurisdiction of Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.06) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) Other Taxes. In addition, Borrower shall pay any present or future
              -----------
stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Note (hereinafter referred to as "Other Taxes").

          (c) Indemnification. Borrower shall indemnify Lender for the full
              ---------------
amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section 2.06, paid by Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

          (d) Evidence of Payment. Within 30 days after the date of any payment
              -------------------
of Taxes, Borrower shall furnish to Lender, at its address referred to in
Section 8.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under the Note by Borrower through an account or branch outside the United States or on behalf of Borrower by a payor that is not a United States person, if Borrower determines that no Taxes are payable in respect thereof, Borrower shall furnish, or shall cause such payor to furnish, to Lender, at such address, an opinion of counsel acceptable to Lender stating that such payment is exempt from Taxes. For purposes of this subsection (d), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Survival. Without prejudice to the survival of any other agreement
              --------
of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 2.06 shall survive the payment in full of principal and interest hereunder and under the Note.

          SECTION 2.07. Use of Proceeds. The proceeds of the Loan shall be
                        ---------------
available (and Borrower agrees that it shall use such proceeds) solely to (i) repay its outstanding indebtedness to NationsCredit and (ii) to make a dividend or intercompany loan to Senior Tour, provided, however, that Borrower may use the proceeds of the Capital Improvements Advance to finance up to 50% of the cost of the Initial Capital Improvements.


                                 ARTICLE III.
                             CONDITIONS OF LENDING


          SECTION 3.01. Conditions Precedent to Initial Borrowing.  The
                        -----------------------------------------
obligation of Lender to make the Initial Loan funds available to Borrower in accordance with this agreement is subject to the following conditions precedent:

          (a) Lender shall have received evidence reasonably satisfactory to it from Borrower that all conditions under the Merger Agreement have been satisfied and the Merger shall be consummated in accordance with the terms of the Merger Agreement, without any material waiver or amendment not consented to by Lender of any term, provision or condition set forth therein, and in compliance with all applicable laws.

          (b) Lender shall have received evidence reasonably satisfactory to it from GCP and Borrower that GCP shall have sufficient funds to complete the Merger in accordance with the terms of the Merger Agreement, including all expenses for which GCP or Borrower is responsible.

          (c) Lender shall have received from Hartzog Conger & Cason, counsel to GCP, in form and substance satisfactory to Lender, a reliance letter with respect to any written opinion given by Hartzog Conger & Cason in connection with the Merger.

          (d) Lender shall have received evidence reasonably satisfactory to it that Borrower is solvent.

          (e) Lender shall be satisfied with the corporate and legal structure and capitalization of Borrower, including the terms and conditions of the charter, bylaws and each class of capital stock of Borrower and of each agreement or instrument relating to such structure or capitalization.

          (t)  [Intentionally deleted.]

          (g) Borrower shall have been provided by GCP with at least $3,351,464.51 in equity.

          (h) Lender shall be satisfied that all existing Debt of Borrower (including, without limitation, all Debt owed to NationsCredit), other than the Debt identified on Schedule 3.01(h) (the "Surviving Debt"), has been, or will be
                                          --------------
concurrently with and with the proceeds of the Loan hereunder, prepaid, redeemed or defeased in full or otherwise satisfied and extinguished, and all liens securing the same have been released.

          (i) Borrower shall demonstrate to Lender that minimum rent payments under the Operating Lease are sufficient to (i) pay all debt service under the Third Party Loan during the entire term thereof, (ii) pay all debt service under the Loan for the entire term thereof and (iii) satisfactorily protect Borrower from the risks of interest rate increases or refinancings, provided, however, that Lender recognizes and accepts that the Third Party Loan will be of a term of only 7 years, and therefore, unless Borrower refinances such loan, minimum rent payments under the Operating Lease will not be sufficient to repay such loan in full at its maturity.

          (j) There shall have occurred no material adverse change in Borrower's financial condition or the operation of the Course or any material damage or destruction to the improvements on the subject land. Borrower shall provide Lender with a signed affidavit indicating that there has been no material adverse change in the financial condition of Borrower or the Course.

          (k) There shall exist no action, suit, investigation, litigation or proceeding affecting Borrower pending or threatened before any court, governmental agency or arbitrator that (i) could have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower or Senior Tour or (ii) purports to affect the legality, validity or enforceability of the Merger, this Agreement, the Note, the Deed of Trust, any other Loan Document or the consummation of the transactions contemplated hereby. Provided, however, that with respect to the White/Webber litigation as disclosed to Lender, Borrower shall provide Lender with evidence that it has either (i) established a reserve fund reasonably sufficient to make all payments with respect to its potential obligations arising out of such litigation or (ii) has entered into a valid and binding settlement agreement with respect thereto.

          (l) Lender shall be satisfied Borrower is not a judgment debtor under any unsatisfied judgment for more than $10,000 or is a defendant in any pending proceeding to collect secured indebtedness and/or to foreclose a mortgage or deed of trust lien (or has agreed to grant a deed in lieu of foreclosure).

          (m) Lender shall have completed a due diligence investigation of Borrower in scope, and with results, satisfactory to Lender, and nothing shall have come to the attention of Lender during the course of such due diligence investigation to lead it to believe (i) that, following the consummation of the Merger, Borrower would not have good and marketable title to all material assets of Borrower reflected in the information previously provided to Lender and (ii) that the Merger will not have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower without limiting the generality of the foregoing, Lender shall have been given such access to the management, records, books of account, contracts and properties of Borrower as they shall have requested.

          (n) Lender shall have received on or before the date hereof the following, each dated such day (unless otherwise specified) and in form and substance satisfactory to Lender (unless otherwise specified):

              (i)   The original executed Note to the order of Lender.

              (ii) (A) Certified copies of (1) the resolutions of the Board of Directors of Borrower approving this Agreement, the Note, the Deed of Trust and each other Loan Document to which it is or is to be a party, and (2) the resolutions of the Board of Directors of Senior Tour and STPD approving the Merger, and (B) copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Merger, the Merger Agreement, this Agreement, the Note and each other Loan Document from Borrower, Senior Tour, GCP and STPD.

              (iii) A copy of the charter documents of Borrower and each amendment thereto, certified (as of a date reasonably near the date of the initial Borrowing) by the Secretary of State of the State of Nevada, as being a true and correct copy thereof.

              (iv) With respect to Borrower, a copy of a certificate of the Secretary of State of the State of Nevada, dated reasonably near the date of the date hereof, listing the charter of such Person and each amendment thereto on file in such office and certifying that (A) such amendments are the only amendments to such Person's charter on file in such office, (B) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly incorporated and in good standing under the laws of such State.

              (v) A certificate of Borrower, signed on behalf of Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date hereof (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (A) the absence of any amendments to the charter of Borrower since the date of the Secretary of State's certificate referred to in Section 3.0l(o)(iv), (B) a true and correct copy of the bylaws of Borrower as in effect on the date hereof, (C) the due incorporation and good standing of Borrower as a corporation organized under the laws of the State of its jurisdiction of incorporation, and the absence of any proceeding for the dissolution or liquidation of Borrower, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date hereof and (E) the absence of any event occurring and continuing, or resulting from the Loan, that constitutes a Default.

              (vi) A certificate of the Secretary or an Assistant Secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign this Agreement, the Note and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

              (vii) A Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, duly executed by Borrower, together with:

                         (A) executed financing statements, in appropriate form
              for filing under the Uniform Commercial Code of all jurisdictions that Lender may deem necessary or desirable in order to perfect and protect the Liens created by the Deed of Trust, covering the Collateral described in the Deed of Trust,

                         (B) evidence of the completion of all other recordings
              and filings of or with respect to the Deed of Trust that Lender may deem necessary or desirable in order to perfect and protect the Liens created thereby,

                         (C) evidence of the insurance required by the terms of
              the Deed of Trust, and

                         (D) evidence that all other action that Lender may deem
              necessary or desirable in order to perfect and protect the Liens created by the Deed of Trust has been taken.

              (viii) An acknowledgment and agreement covering such matters with regard to the assignment of each of the Ground Leases as Lender may reasonably require (the "Agreements Regarding Ground Leases").
                              ------------------------------------

              (ix) An acknowledgment and agreement covering such matters relating to the assignment of Borrower's interest in the lease payments under the Operating Lease to Lender as Lender may require (the "Agreement
                                                                    ---------
    Regarding Operating Lease").
    ---------------------------

              (x) An ALTA lender's title insurance policy in an amount greater than or equal to the principal amount of the Loan, issued by a title company and in form and content satisfactory to Lender.

              (xi) Such financial, business and other information regarding Borrower as Lender shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and Welfare Plans, collective bargaining agreements and other arrangements with employees, annual financial statements of the Company dated December 31, 1997, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available and forecasts prepared by management of Borrower, in form and substance satisfactory to Lender, of income statements for the five fiscal years following the day of the Loan and on an annual basis for each year thereafter until the Maturity Date.

              (xii) Certified copies of the Merger Agreement, and all Material Contracts of Borrower, and to the extent not covered above, copies of all documents delivered in connection with the Merger Agreement.

              (xiii) The written opinion of (A) Hartzog Conger & Cason, Oklahoma counsel to Borrower and GCP regarding Borrower's due organization, standing, power and authority to execute and perform the terms and conditions contained in the Loan Documents, status of litigation and claims, enforceability of the Loan Documents, and addressing such other matters as Lender may reasonably require, and (B) Nevada counsel to Borrower regarding Borrower's due organization, standing, power and authority to execute and perform the terms and conditions contained in the Loan Documents, status of litigation and claims, enforceability of the Loan Documents, non usurious nature of the Loan and addressing such other matters as Lender may reasonably require.

        (o)   Borrower shall also be reasonably satisfied with regard to the
Course:

              (i) that the Course has been developed and is used in a manner that is consistent with its zoning, and that such current use of the Course does not violate any governmental ordinances, regulations or agreements.

              (ii) that (A) there are no Hazardous Materials present on or under the Course or in any groundwater on or under the surface of the Course, (B) the Course is not threatened by the off-premises presence of Hazardous Materials and (C) no release or spill of any Hazardous Materials has occurred onto or into the Course, or from the Course onto adjacent lands.

        SECTION 3.02.  Conditions Precedent to Capital Improvements Advance.
                       ----------------------------------------------------
The obligation of Lender to make the Capital Improvements Advance funds available to Borrower in accordance with this agreement is subject to the following conditions precedent:

        (a) Lender shall have received evidence reasonably satisfactory to it from Borrower that Borrower shall have access to additional funds to be used to fund 50% of the cost of the Initial Capital Improvements, up to $315,000.

        SECTION 3.03.  Conditions Precedent to Second Closing. The obligation
                       --------------------------------------
of Lender to accept prepayment of $9,648,535.49 of the principal amount of the Loan in connection with the Second Closing is subject to the following conditions precedent:

        (a) Borrower shall execute or cause to be executed each of the following: (i) the Senior Deed of Trust, (ii) the Junior Deed of Trust, (iii) the Collateral Trust and Intercreditor Agreement, (iv) the consent of lessee under the Operating Lease, (v) the consent of lessors under the Ground Leases, and (vi) amendments to the Loan Documents as reasonably requested by Lender.

        (b) Borrower shall demonstrate to Lender that minimum rent payments under the Operating Lease are sufficient to (i) pay all debt service under the Third Party Loan during the entire term thereof, (ii) pay all debt service under the Loan for the entire term thereof and (iii) satisfactorily protect Borrower from the risks of interest rate increases or refinancings, provided, however, that Lender recognizes and accepts that the Third Party Loan will be of a term of only 7 years, and, therefore, unless Borrower refinances such loan, minimum rent payments under the Operating Lease will not be sufficient to repay such loan in full at its maturity.

        (c) The funding of the Third Party Loan on such terms as are satisfactory to Lender, in its Reasonable discretion.

                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

        SECTION 4.01.  Representations and Warranties of Borrower. Borrower
                       ------------------------------------------
hereby represents and warrants as follows:

        (a)   Incorporation, Qualification, Corporate Power and Authority.
              -----------------------------------------------------------
Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

        (b)   Authorization; No Conflict or Violation; Compliance with Laws. The
              -------------------------------------------------------------
execution, delivery and performance by Borrower of this Agreement, the Note, each other Loan Document to which it is or is to be a party, and the consummation of the Merger, the Operating Lease and the other transactions contemplated hereby, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Borrower, any of its properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Borrower. Borrower is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

        (c)   Approvals and Consents. No authorization or approval or other
              ----------------------
action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by Borrower of this Agreement, the Note, the Deed of Trust, any other Loan Document to which it is or is to be a party, or for the consummation of the Merger or the other transactions contemplated hereby, (ii) the grant by Borrower of the Liens granted by it pursuant to the Deed of Trust, (iii) the perfection or maintenance of the Liens created by the Deed of Trust (including the first priority nature thereof) or
(iv) the exercise by Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Deed of Trust, except for
(A) authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (B) the consent of lessors which may be required in connection with the Ground Leases, and (C) the filing of the financing statements referred to in the Deed of Trust and the recordation thereof with the appropriate recording offices. All applicable waiting periods in connection with the Merger and the other transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Merger or the rights of Borrower freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

        (d)   Enforceability. This Agreement has been, and the Note, the Deed of
              --------------
Trust and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each party thereto. This Agreement is, and the Note, the Deed of Trust and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

        (e)   Merger Agreement. The representations and warranties of GCP and
              ----------------
STPD set forth in the Merger Agreement are true and correct as of the date hereof, and to the best of Borrower's knowledge the representations of Senior Tour set forth in the Merger Agreement are true and correct as of the date hereof.

        (f)   Use of Proceeds. The proceeds of the Loan will be used to (i)
              ---------------
repay all of Borrower's outstanding indebtedness to NationsCredit and (ii) make an intercompany loan to Senior Tour.

        (g)   Solvency. As of the Closing Date, Borrower is Solvent.
              --------

        (h)   Real Property. As of the Closing Date, Borrower is a party to the
              -------------
Ground Leases, each of which is a valid and binding obligation of the parties thereto.

        (i)   Single Purpose Entity. As of the Closing Date, Borrower is
              ---------------------
organized as a single purpose entity. The sole purpose of the corporation is to own, lease and manage the Course, and to carry out activities directly related thereto. Borrower has no Subsidiaries.

        (j)   Environmental Matters. With respect to the Course:
              ---------------------

              (i) Operations. Except as has been disclosed in writing to Lender prior to the date hereof, and to the best knowledge of Borrower, the Course is presently operated in compliance in all material respects with all Environmental Laws by Borrower or lessee under the Operating Lease.

              (ii) Remediation. Except as has been disclosed in writing to Lender prior to the date hereof, and to the best knowledge of Borrower, there are no Environmental Laws requiring any material remediation, cleanup, repairs or construction (other than normal maintenance) with respect to the Course.

              (iii) Violations; Orders. Except as has been disclosed in writing to Lender prior to the date hereof, and to the best knowledge of Borrower (i) no notices of any violation or alleged violation of any Environmental Laws relating to the Course or its uses have been received by Borrower or lessee under the Operating Lease, or, to the best knowledge of Borrower, by any prior owner, operator or occupant of the Course and (ii) there are no writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits, claims, proceedings or investigations pending or threatened, relating to the ownership, use, maintenance or operation of the Course.

              (iv) Permits. Except as has been disclosed in writing to Lender prior to the date hereof, and to the best knowledge of Borrower, all material permits and licenses required under any Environmental Laws in respect of the operations of the Course have been obtained or are in the process of being obtained, and Borrower shall be in compliance, in all material respects, with the terms and conditions of such permits and licenses.

              (v) Reports. All material reports of environmental surveys, audits, investigations and assessments relating to the Course in the possession or control of Borrower, lessee under the Operating Lease or their Affiliates have been disclosed to Lender.

              (vi) Remediation. Except as provided in the Operating Lease, if Borrower becomes aware of the presence of any Hazardous Material in a quantity sufficient to require remediation or reporting under any Environmental Law in, on or under the Course or if Borrower, Lender or the Course becomes subject to any order of any federal, state or local agency to investigate, remove, remediate, repair, close, detoxify, decontaminate or otherwise clean up the Course, Borrower shall at its sole expense, carry out and complete, or shall cause to be carried out and completed, any required investigation, removal, remediation, repair, closure, detoxification, decontamination or otherwise cleanup of the Course. If Borrower fails to implement and diligently pursue any such repair, closure, detoxification, decontamination or other cleanup of the Course in a timely manner, Lender shall have the right, but not the obligation, to carry out such action and to recover all of the costs and expenses incurred by Lender in good faith from Borrower.

                                  ARTICLE V.
                             COVENANTS OF BORROWER

        SECTION 5.01.  Affirmative Covenants. So long as the Loan or any
                       ---------------------
portion thereof shall remain unpaid, Borrower will, unless Lender shall otherwise consent in writing:

        (a)   Compliance with Laws, Etc. Comply, in all material respects,
              -------------------------
with all applicable laws, rules, regulations and orders.

        (b)   Payment of Taxes, Etc. Pay and discharge, before the same shall
              ---------------------
become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that Borrower
                                              --------- -------
shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

        (c)   Preservation of Corporate Existence, Etc.  Preserve and maintain
              ----------------------------------------
its corporate existence, rights (charter and statutory) and franchises.

        (d)   Visitation Rights. At any reasonable time and from time to time,
              -----------------
permit Lender or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower, and to discuss the affairs, finances and accounts of Borrower with any of its officers or directors and with their independent certified public accountants.

        (e)   Keeping of Books. Keep proper books of record and account, in
              ----------------
which full and correct entries shall be made of all financial transactions and the assets and business of Borrower in accordance with generally accepted accounting principles in effect from time to time.

        (f)   Second Closing. Use its best efforts to cause the Second Closing
              --------------
to occur in accordance with the provisions of this Agreement.

        (g)   Performance of Material Contracts. Perform and observe all the
              ---------------------------------
terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect and not allow any such Material Contract to lapse (except in accordance with its terms) or be terminated (except in accordance with its terms) or any rights to renew such Material Contracts to be forfeited or canceled, to exercise in a timely manner any and all rights to renew or extend such Material Contracts and, in any event, notify Lender of any default by any party with respect to such Material Contracts and cooperate with Lender in all respects to cure any such default.

        (h)   Transactions with Affiliates. Conduct all transactions otherwise
              ----------------------------
permitted under the Loan Documents with any of its Affiliates on terms that are fair and reasonable and no less favorable to Borrower than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

        (i)   Debt Coverage. Demonstrate to Lender in connection with any
              -------------
refinance or repayment of the Third Party Loan that minimum rent payments under the Operating Lease are sufficient to (i) pay all debt service under the Third Party Loan during the entire term thereof, (ii) pay all debt service under the Loan for the entire term thereof and (iii) satisfactorily protect Borrower from the risks of interest rate increases or refinancings, provided, however that Lender recognizes and accepts that the Third Party Loan will be of a term of only 7 years, and therefore, unless Borrower refinances such loan, minimum rent payments under the operating lease will not be sufficient to repay such loan in full at its maturity.

        (j)   Refinance Third Party Loan. Refinance the Third Party Loan when
              --------------------------
such loan shall be paid in full, provided, however that such refinancing shall be in accordance with the terms of this Agreement, shall in no case exceed $10.4 million in principal amount, and, if secured by a deed of trust, such deed of trust shall be on a pari passu basis as between Lender and such other lender based upon their respective principal amounts outstanding, as measured from time to time.

        SECTION 5.02.  Negative Covenants. So long as the Loan shall remain
                       ------------------
unpaid, Borrower will not, at any time, without the written consent of Lender:

        (a)   Liens, Etc.  Create, incur, assume or suffer to exist any Lien on
              -----------
or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction, a financing statement that names Borrower as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, or assign any accounts or other right to receive income, excluding, however, from the
                                           ---------
operation of the foregoing restrictions the following:

              (i)   Liens created by the Loan Documents;

              (ii)  the Operating Lease;

              (iii) Permitted Liens;

              (iv)  the Liens described on Schedule 5.02(a); and

              (v) financing statements with respect to Capital Leases as permitted in Section 5.02(c).

        (b)   Debt. Create, incur, assume or suffer to exist any Debt other
              ----
than:

              (i)   Debt under the Loan Documents,

              (ii)  Debt in respect of the Third Party Loan, and

              (iii) other Debt in an aggregate principal amount outstanding at any time outstanding not to exceed $500,000.

        (c)   Lease Obligations. Create, incur, assume or suffer to exist any
              -----------------
obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other personal property of any kind under leases or agreements to lease including Capitalized Leases having an original term of one year or more that would cause the direct and contingent liabilities of Borrower in respect of all such obligations to exceed $500,000 payable in any period of 12 consecutive months.

        (d)   Mergers, Etc. Merge into or consolidate with any Person or
              ------------
permit any Person to merge into it.

          (e) Transfer of the Course. Hold the mortgaged property for the
              ----------------------
purpose of selling it or any portion thereof in the ordinary course of its business, cause a transfer of the Course without first giving Lender a right of first refusal with respect thereto in accordance with the provisions of Section
7.01 hereof, cause a Transfer of the Course to occur unless the amounts, if any, paid by Borrower to Lender as a result of such Transfer of Course would fall within the safe-harbor (the "SAFE-HARBOR") from "prohibited transaction"
                             -----------
treatment set forth in Section 856(b)(6)(C) of the Internal Revenue Code of 1986, as amended, or take no other action with respect to the Collateral which could cause amounts paid by Borrower to Lender at maturity or otherwise pursuant to the Loan to fail to qualify for the Safe-Harbor.

          (f) Subsidiaries, Etc.  Create or sustain a Subsidiary, or to
              ------------------
otherwise become a general partner of any general or limited partnership or member of any limited liability company.

          (g) Conduct of Business. Make any material change in the nature of its
              -------------------
business as carried on at the date hereof or undertake any business other than the ownership and leasing of the Property and any activities related or incidental thereto.

          (h) Charter Amendments. Amend its certificate of incorporation or
              ------------------
bylaws in any manner that could be adverse to Lender.

          (i) Amendment, Etc. of Material Contracts. Cancel or terminate any
              -------------------------------------
Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any material default under or breach of any Material Contract, agree in any manner to any other material amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair in any material respect the value of the interest or rights of Borrower thereunder or that would impair the interest or rights of Lender.

          (j) Negative Pledge. Enter into or suffer to exist any agreement
              ---------------
prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of Lender, (ii) as provided in the Ground Leases, and (iii) in connection with any Lien permitted by Section 5.02(a) hereof (so long as the applicable prohibition extends only to the property subject to such Lien).

          SECTION 5.03. Reporting Requirements. During the term of the Loan,
                        ----------------------
Borrower will, unless Lender shall otherwise consent in writing, furnish to
Lender:

          (a) Default Notice. As soon as possible and in any event within two
              --------------
Business Days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of Borrower setting forth details of such Default and the action that Borrower has taken and proposes to take with respect thereto.

          (b) Quarterly Financials. As soon as available and in any event within
              --------------------
45 days after the end of each of the first three quarters of each fiscal year of Borrower, such quarterly reports as Borrower shall be entitled to receive from Lessee pursuant to the Operating Lease, including all Officers' Certificates and signed statements required to be attached thereto.

          (c) Annual Financials. As soon as available and in any event within 90
              -----------------
days after the end of each fiscal year of Borrower, a copy of the unaudited financial statements for such year for Borrower, including therein balance sheets of Borrower as of the end of such fiscal year and statements of income and cash flows of Borrower for such fiscal year, in each case accompanied by the chief financial officer of Borrower (or its parent entity as the case may be) as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that Borrower has taken and proposes to take with respect thereto and
(ii) a schedule in form satisfactory to Lender of the computations used by Borrower in determining compliance with the covenants contained in Sections 5.01 and 5.02.

          (d) ERISA Events. Promptly and in any event within 15 Business Days
              ------------
after Borrower or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to Borrower or any of its ERISA Affiliates has occurred, a statement of the chief financial officer of Borrower describing such ERISA Event and the action, if any, that Borrower or such ERISA Affiliate has taken and proposes to take with respect thereto.

          (e) Plan Terminations. Promptly and in any event within 5 Business
              -----------------
Days after receipt thereof by Borrower or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of Borrower or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan.

          (f) Plan Annual Reports. Promptly and in any event within 15 Business
              -------------------
Days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan of Borrower or any of its ERISA Affiliates.

          (g) Multiemployer Plan Notices. Promptly and in any event within 15
              --------------------------
Business Days after receipt thereof by Borrower or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of Borrower or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability on Borrower or any of its ERISA Affiliates by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (i) or (ii).

          (h) Litigation. Promptly after the commencement thereof, notice
              ----------
of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower.

          (i) Creditor Reports. Promptly after the furnishing thereof, copies of
              ----------------
any default notice or other material statement or report furnished to Third Party Lender pursuant to the terms of any document with respect to the Third Party Loan and not otherwise required to be furnished to Lender pursuant to any other clause of this Section 5.03.

          (j) Agreement Notices. Promptly upon receipt thereof, copies of all
              -----------------
default notices and other material notices, and requests and other material documents received by Borrower under or pursuant to the Merger Agreement, any Material Contract or the Third Party Loan and, from time to time upon request by Lender, such information and reports regarding the Merger Agreement, the Material Contracts and the Third Party Loan as Lender may reasonably request.

          (k) Environmental Conditions. Promptly after the occurrence thereof,
              ------------------------
notice of any condition or occurrence on any property of Borrower that results in a material noncompliance by Borrower with any Environmental Law or Environmental Permit or could (i) form the basis of an Environmental Action against Borrower or such property that could have a Material Adverse Effect or
(ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (i) Other Information. Such other information respecting the business,
              -----------------
condition (financial or otherwise), operations, performance, properties or prospects of Borrower as Lender may from time to time reasonably request.

                                  ARTICLE VI.
                               EVENTS OF DEFAULT

          SECTION 6.01. Events of Default. If any of the following events
                        -----------------
("Events of Default") shall occur and be continuing:
  -----------------

          (a) Borrower shall fail to pay any principal of the Loan when the same becomes due and payable or Borrower shall fail to pay any interest on the Loan or Borrower shall fail to make any other payment under any Loan Document within 3 days after the same becomes due and payable; or

          (b) any representation or warranty made by Borrower (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) a defined "Event of Default" shall occur under any other Loan Document; or

          (d) Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.02, and such failure or default is not cured within 5 days; or

          (d) Borrower shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to Borrower by Lender; or

          (e) Borrower shall fail to pay or cause to be paid any sum due and payable pursuant to the Ground Leases, or shall otherwise default with respect to its obligations thereunder, and such failure or default is not cured within 10 days after the same becomes due and payable; or

          (f) Borrower shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $500,000 in the aggregate (but excluding Debt outstanding hereunder) of such Borrower (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (g) Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

          (h) any judgment or order for the payment of money in excess of $100,000 shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) except with respect to any such judgment or order as to which insurance coverage for all amounts in excess of $100,000 has been acknowledged in writing by the applicable third party insurer, there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any non-monetary judgment or order shall be rendered against Borrower that could have a Material Adverse Effect, and there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (j) any material provision of any Loan Document after delivery thereof pursuant to Section 4.01 or otherwise shall for any reason cease to be valid and binding on or enforceable against Borrower party to it, or any such Loan Party shall so state in writing; or

          (k) any Collateral Document after delivery thereof pursuant to Section
4.01 or 6.01 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby; or

          (l) any ERISA Event shall have occurred with respect to a Plan of Borrower or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of Borrower and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of Borrower and their ERISA Affiliates related to such ERISA Event) exceeds $50,000; or

          (m) Borrower or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of Borrower or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by Borrower and their ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $50,000 or requires payments exceeding $25,000 per annum; or

          (n) Borrower or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of Borrower or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of Borrower and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $50,000;

then, and in any such event, Lender (i) may by notice to Borrower declare the obligation to make the Loan to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Note and all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that in the event of
                                         --------- -------
an actual or deemed entry of an order for relief with respect to Borrower under the Federal Bankruptcy Code, (x) the obligation of Lender to make advances shall automatically be terminated and (y) the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

                                 ARTICLE VII.
                            TRANSFER OF THE COURSE

          SECTION 7.01. Transfer Of The Course. Any proposed Transfer of the
                        ----------------------
Course shall be subject to the following rights of Lender set forth below.

          (a) Right of First Refusal. Borrower and Lender shall each have a
              ----------------------
right of first refusal with respect to a Transfer of the Course in the case of Lender, or a Transfer of the Loan in the case of Borrower (in either case a Transfer) (the "Offered Interest"). In the event a party proposes to transfer
                ----------------
such interest (the "Selling Party"), then that party must first give written
                    -------------
notice (the "Right of First Refusal Notice"), to the other party (the "Other
             -----------------------------                             -----
Party"), specifying as applicable (i) his or her intention to Transfer such
-------
Offered Interest to a third party,

(ii) the name and address of the proposed purchaser(s) or recipient(s), (iii) the nature of Offered Interest, (iv) the proposed price for the Offered Interest, and (v) all other material terms and conditions of the Transfer.

          Within 30 days after receipt of the Right of First Refusal Notice, the Other Party may elect to purchase all of the Offered Interest at the price and on the terms and conditions set forth in the Right of First Refusal Notice by delivery of written notice to the Selling Party (the "Right of First Refusal").
                                                      ------------------------
Within 60 days after delivery of such notice, the parties shall arrange for the delivery of payment to the Selling Party at the price as set forth in the Right of First Refusal Notice, the execution of the appropriate sale documents and the delivery of the appropriate transfer documents; and shall each use their best reasonable efforts to consummate the transaction as soon as reasonably possible thereafter.

          The Selling Party shall be entitled to sell or transfer the Offered Interest not purchased by the Other Party to the purchaser(s) named in the Right of First Refusal Notice at the price specified in the Right of First Refusal Notice and on the terms and conditions set forth in the Right of First Refusal Notice; provided, however that such sale or transfer must be consummated within 90 days after the date of the Right of First Refusal Notice.

          (b) Termination of Right of First Refusal. If the Other Party does not
              -------------------------------------
exercise its Right of First Refusal and the Offered Interest is not transferred to the specified third party within the 90 day period set forth above, such Offered Interest shall not be sold or transferred to any third party unless first reoffered to the Other Party in accordance herewith. If the offered interest is sold to the specified third party, the Right of First Refusal with respect to such Offered Interest will terminate upon transfer thereof provided that such third party is not an Affiliate of Borrower.

          (c) Affiliates Obligated. Any Transfer of the Course or Transfer of
              --------------------
the Loan to an Affiliate of the Selling Party as contemplated by this Agreement shall not be subject to the rights contained in this Section 7.01, but all such rights under this Section 7.01 shall continue in full force and effect not withstanding any such Transfer, and be binding on such Affiliate transferee.

                                 ARTICLE VIII.
                                 MISCELLANEOUS

          SECTION 8.01. Amendments, Etc. No amendment or waiver of any
                        ----------------
provision of this Agreement or the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender (and, in the case of any such amendment, Borrower), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 8.02. Notices, Etc. All notices and other communications
                        -------------
provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to Lender, at its address at 2951 28th Street, Suite 3001, Santa Monica, California 90405, Telecopier No. (310) 664-6170, Attn: General Counsel; if to Borrower, at its address at 6303 Waterford Boulevard, Suite 225, Oklahoma City, Oklahoma 73118, Telecopier No. (405) 848-5627, Attn: Elby J. Beal and David K. Hardin, with a copy to Hartzog, Conger & Cason, 1600 Bank of Oklahoma Plaza, 201 Robert S. Kerr, Oklahoma City, Oklahoma 73102, Telecopier No. (405) 235-7329, Attn: Steven C. Davis, or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to Lender pursuant to Article II, III or IV shall not be effective until received by Lender.

          SECTION 8.03. No Waiver; Remedies. No failure on the part of Lender to
                        -------------------
exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.   Costs and Expenses.
                          ------------------

          (a) Borrower agrees to pay (i) all of its reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and (ii) all costs and expenses of Lender in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for Lender with respect thereto).

          (b) If Borrower fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of Borrower by Lender, in its sole discretion and Borrower shall reimburse Lender on demand for any amounts so paid with interest thereon at the Overdue Rate from the date of such demand until so reimbursed.

          SECTION 8.05. General Indemnity. Borrower agrees to indemnify and hold
                        -----------------
harmless Lender and its Affiliates and their partners, officers, directors, employees, agents, attorneys and advisors (each, an "Indemnified Party") from
                                                     -----------------
and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) this Agreement or any other Loan Document, the actual or proposed use of the proceeds hereunder or any of the transactions contemplated hereby or by the other Loan Documents, or (ii) the Merger and any of the other transactions contemplated hereby, in either case whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Borrower also agrees not to assert any claim against Lender, any of its affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Loan.

          SECTION 8.06. No Partnership. Lender and Borrower intend that the
                        --------------
relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement or in any other Loan Document, including without limitation Lender's right to receive Additional Interest and Appreciation Participation, shall be deemed or construed to create, or to be, a partnership, tenancy-in-common, joint tenancy, joint venture or by or between Lender and Borrower. Lender in no way shall be responsible or liable for the debts, losses, obligations or duties of Borrower with respect to the Course or otherwise. All obligations to pay real property or other taxes, assessments, insurance premiums and all other fees and charges arising from the ownership, operation or occupancy of the Course and to perform the Operating Lease, Ground Lease and other agreements and contracts relating to the Course shall be the sole responsibility of Borrower. Borrower, at all times consistent with the terms and provisions of this Agreement and all other Loan Documents, shall be free to determine and follow its own policies and practices in the conduct of its business on the Course. However their relationship may be characterized, Lender and Borrower waive, to the fullest extent permitted by law, any and all fiduciary or similar duties to the other. If any court or arbiter shall determine that, notwithstanding this Section 8.06, the relationship between the parties is other than a borrower-lender relationship, Borrower and Lender intend that the terms of this Agreement and the other Loan Documents shall govern the economic relationship of the parties.

          SECTION 8.07. Binding Effect. This Agreement shall become effective
                        --------------
when it shall have been executed by Borrower and Lender and thereafter shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

          SECTION 8.08. Assignments. Lender may, from time to time, assign all
                        -----------
or a portion of its rights and obligations under this Agreement (including all or a portion of the Note held by it) subject to the rights of Borrower with respect to a Transfer of the Loan as set forth in Section 7.01.

          SECTION 8.09. Governing Law. This Agreement and the Note shall be
                        -------------
governed by, and construed in accordance with, the laws of the State of Nevada.

          SECTION 8.10. Venue. ANY ACTION OR PROCEEDING AGAINST BORROWER OR ANY
                        -----
OTHER OBLIGATED PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY NEVADA STATE COURT LOCATED IN THE COUNTY OF CLARK OR FEDERAL COURT IN THE CORRESPONDING DISTRICT OF NEVADA. BORROWER IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

          SECTION 8.11. Waiver of Jury Trial. EACH OF BORROWER AND LENDER HEREBY
                        --------------------
IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          SECTION 8.12. Execution In Counterparts. This Agreement may be
                        -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 8.13. Severability. Any provision of any Loan Document held by
                        ------------
a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of any Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

          SECTION 8.14. Integration. This Agreement, the Note and the Deed of
                        -----------
Trust and other Loan Documents represent and embody the entire agreement among the parties hereto and supersede any and all prior commitments, term sheets, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto. There are no unwritten oral agreements among the parties thereto.

          SECTION 8.15. Perfection of Water Rights. Within 10 days of the
                        --------------------------
execution hereof, Borrower shall deliver to the Office of the State Engineer of the State of

Nevada all forms necessary to perfect the interest of Lender in any and all water rights associated with the Property.

                           (signature page follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        BORROWER

                                        THE BADLANDS GOLF CLUB, INC.
                                        a Nevada corporation


                                        By:  /s/ Elby J. Beal
                                           --------------------------------
                                           Name: Elby J. Beal
                                           Title: President


                                        LENDER

                                        NATIONAL GOLF OPERATING
                                        PARTNERSHIP, L.P.
                                        a Delaware limited partnership

                                        By: National Golf Properties, Inc.,
                                            a Maryland corporation.
                                            its General Partner


                                        By:  /s/ Scott S. Thompson
                                           --------------------------------
                                           Name: Scott S. Thompson
                                           Title: Vice President



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